      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY ___, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                        TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                WORLD GAMING PLC
             (Exact name of registrant as specified in its charter)


             ENGLAND AND WALES                              NONE
-----------------------------------------   ------------------------------------
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

  The CIBC Banking Centre; Old Parham Road;
P.O. BOX 3265; ST. JOHN'S ANTIGUA, WEST INDIES               N/A
----------------------------------------------  --------------------------------
   (Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement to which this form relates: 333-48280

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class
to be so Registered

NONE
--------------------------------------------

Name of Each Exchange on Which
Each Class is to be Registered

N/A
--------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

ORDINARY SHARES, (pound) 0.002
------------------------------------
(Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities to be registered hereunder is incorporated herein by reference from the Registration Statement on Form F-4, SEC File No. 333-48280, filed by the registrant on November 8, 2000, as such description is set forth under the caption "Description of Authorized Shares of World Gaming plc" beginning on page 29 of such registration statement.

ITEM 2.  EXHIBITS.

The following exhibits are filed as part of this report:

EXHIBIT
NUMBERS  DESCRIPTION OF DOCUMENT
1.       Form of ordinary share certificate of World Gaming Plc

2.       Memorandum of Association of World Gaming Plc*

3.       Articles of Association of World Gaming Plc**

----------------------
* Incorporated herein by reference from the registrant's Registration Statement on Form F-4, SEC File No. 333-48280 filed on October 19, 2000, Exhibit 3.1.
** Incorporated herein by reference from the registrant's Registration Statement on Form F-4, SEC File No. 333-48280 filed on October 19, 2000, Exhibit 3.2.



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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         WORLD GAMING PLC

                                         By:  /s/
                                              ----------------------------
                                              Michael Aymong
                                              President

Dated:  May 23, 2001




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